                                                            Exhibit 10.25
                              PROMISSORY NOTE


Principal amount $ 173,000                         Date:  August 29, 1995

FOR VALUE RECEIVED, the undersigned hereby jointly and severally promise to pay to the order of Epitope, Inc. the sum of One Hundred Seventy-Three Thousand Dollars ($173,000), together with interest thereon at the rate of 6% per annum on the unpaid balance commencing on October 28, 1995. Said sum shall be paid upon closing of sale of former residence in Charlotte, North Carolina.

All payments shall be first applied to interest and the balance to principal. This note may be prepaid, at any time, in whole or in part, without penalty.

This note shall at the option of any holder thereof be immediately due and payable upon the occurrence of any of the following: 1) Failure to make any payment due hereunder within 10 days of its due date. 2)
Breach of any condition of any security interest, mortgage, loan agreement, pledge agreement or guarantee granted as collateral security for this note. 3) Breach of any condition of any loan agreement, security agreement or mortgage, if any, having a priority over any loan agreement, security agreement or mortgage on collateral granted, in whole or in part, as collateral security for this note. 4) Upon the death, incapacity, dissolution or liquidation of any of the undersigned, or any endorser, guarantor to surety hereto. 5) Upon the filing by any of the undersigned of an assignment for the benefit of creditors, bankruptcy or other form of insolvency, or by suffering an involuntary petition in bankruptcy or receivership not vacated within thirty (30) days.

In the event this note shall be in default and placed for collection, then the undersigned agrees to pay all reasonable attorney fees and costs of collection. All payments hereunder shall be made to such address as may from time to time be designated by any holder.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound, notwithstanding any extension, modification, waiver, or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgment of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Oregon.

Witnessed:

Nancy Jameson-Davis                                        C. E. Bergeron
Witness                                                          Borrower

                               MORTGAGE DEED

  This Mortgage is given by Charles E. Bergeron, hereinafter called Borrower, of Lake Oswego, Oregon to Epitope, Inc., hereinafter called Lender, which term includes any holder of this Mortgage, to secure the payment of the PRINCIPAL SUM of $173,000 together with interest thereon computed on the outstanding balance, all as provided in a Note having the same date as this Mortgage, and also to secure the performance of all the terms, covenants, agreements, conditions and extensions of the Note and this Mortgage.

  In consideration of the loan made by Lender to Borrower and for the purpose expressed above, the Borrower does hereby grant and convey to Lender, with MORTGAGE COVENANTS, the land with the building situated thereon and all the improvements and fixtures now and hereafter a part thereof, being more particularly described in Exhibit A attached hereto and made a part hereof and having a street address of:

5385 Denton Drive, Lake Oswego, Oregon


  Borrower further covenants and agrees that:

    1. In the event that Borrower fails to carry out the covenants and agreements set forth herein, the Lender may do any pay for whatever is necessary to protect the value of and the Lender's rights in the mortgaged property and any amounts so paid shall be added to the Principal Sum due the Lender hereunder.

    2. In the event that any condition of this Mortgage or any senior mortgage shall be in default for fifteen (15) days, the entire debt shall become immediately due and payable at the option of the Lender. Lender shall be entitled to collect all costs and expenses, including reasonable attorney's fees incurred.

    3. In the event that the Borrower transfers ownership (either legal or equitable) or any security interest in the mortgaged property, whether voluntarily or involuntarily, the Lender may as its option declare the entire debt due and payable.


    4. Borrower shall maintain adequate insurance on the property in amounts and form of coverage acceptable to Lender and the Lender shall be a named insured as its interest may appear.

    5. Borrower shall not commit waste or permit other to commit actual, permissive or constructive waste on the property.

  This mortgage is upon the STATUTORY CONDITION and the other conditions set forth herein, for breach of which lender shall have the STATUTORY POWER OF SALE to the extent existing under State Law.

  Executed under seal this 22nd day of December, 1995.

        C. E. Bergeron
        Borrower

STATE OF OREGON           )
COUNTY OF WASHINGTON      )

On 22 December 1995 before me, Mary Hagen, personally appeared Charles Bergeron, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
WITNESS with my hand and official seal.

Signature     Mary Hagen

My commission expires October 21, 1998         (Seal)